UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2015 (May 26, 2015)

LATITUDE 360, INC.

(Exact name of Registrant as Specified in its Charter)

Nevada	000-55259	20-5587756
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6022 San Jose Blvd.	32217
Jacksonville, FL	(Zip Code)
(Address of Principal Executive Offices)

(972) 771-4205

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 26, 2015, Latitude 360, Inc. (the “Company”) and Jonathon P. Reuben CPA, the Company’s independent registered public accounting firm, mutually agreed, due to the expansion of the Company, that the Company should change to a larger auditing firm effective as of that date. The decision to change independent registered public accounting firms was approved by the audit committee of the Company’s board of directors.

The audit report of Jonathon P. Reuben CPA on the consolidated financial statements of the Company as of and for the year ended December 31, 2014 (the only fiscal year as to which Jonathon P. Reuben CPA served as the Company’s independent registered public accounting firm) did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of uncertainty regarding the Company’s ability to continue as a going concern.

During the two fiscal year ended December 31, 2014 and the subsequent interim period through May 26, 2015, the date of Jonathon P. Reuben CPA’s dismissal, there were no: (1) disagreements with Jonathon P. Reuben CPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Jonathon P. Reuben CPA, would have caused Jonathon P. Reuben CPA to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

Jonathon P. Reuben CPA’s letter to the SEC stating its agreement with the statements in the preceding paragraphs is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On May 26, 2015, the Company engaged Marcum LLP as its new independent registered public accounting firm, effective immediately. The decision to engage Marcum LLP as the Company’s independent registered public accounting firm was approved by the audit committee of the Company’s board of directors. During the years ended December 31, 2014 and 2013, and through May 26, 2015, the date of Marcum LLP's engagement, the Company did not consult with Marcum LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
16.1	Letter from Jonathon P. Reuben CPA, dated June 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LATITUDE 360, INC.

By /s/ Alan Greenstein

Name: Alan Greenstein

Title: Chief Financial Officer

Date: June 1, 2015

Exhibit Index

Exhibit No.	Description
16.1	Letter from Jonathon P. Reuben CPA, dated June 1, 2015.